SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              March 8, 2002

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

         Delaware 0-19278 13-3357370 (State or other jurisdiction (Commission file Number) (IRS Identification No.)
of incorporation)

         51 James Way, Eatontown, New Jersey 07724
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code        (732) 542-2800

        ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibit


        (c)  Exhibits

             Exhibit No.                Description
             -----------                -----------

             10.44* Primary Agreement Carrier and Bio-Implant Allografts by and between LifeNet and Osteotech, Inc. dated January 4, 2002

* Certain portions of this document for which confidential treatment has been requested have been omitted.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 8, 2002

                                              OSTEOTECH, INC.
                                   -------------------------------------
                                               (Registrant)


                                   By:   /s/ Michael J. Jeffries
                                       ----------------------------------------
                                         MICHAEL J. JEFFRIES
                                         Executive Vice President,
                                         Chief Financial Officer
                                         (Principal Financial Officer
                                          and Principal Accounting Officer)

                                  Exhibit Index


        Exhibit No.                     Description
        -----------                     -----------

        10.44* Primary Agreement Carrier and Bio-Implant Allografts by and between LifeNet and Osteotech, Inc. dated January 4, 2002

* Certain portions of this document for which confidential treatment has been requested have been omitted.